                                                                   EXHIBIT 10.26

                                                                       EXHIBIT D
                                                      TO PARTICIPATION AGREEMENT
                                                      --------------------------


                           CASH COLLATERAL AGREEMENT


     CASH COLLATERAL AGREEMENT dated as of March 1, 2000, made by eBAY INC., a Delaware corporation (the "Pledgor") in favor of the Chase Manhattan Bank
                           -------
("Chase"), as Agent (in such capacity, the "Agent") and as Securities
-------                                     -----
Intermediary (in such capacity, the "Securities Intermediary"), for the
                                     -----------------------
Beneficiaries (as hereinafter defined).

                             Preliminary Statement
                             ---------------------

          Pledgor wishes to induce (i) the Lenders to enter into the Credit Agreement and the other Operative Agreements to which they are party and (ii) Scotiabanc Inc. (the "Investor") to enter into the Participation Agreement (as
                      --------
hereinafter defined) and the other Operative Agreements to which it is party.

          WHEREAS, in order to induce (i) the Lessor to enter into the Lease and the other Operative Agreements to which it is a party; (ii) the Lenders to enter into the Credit Agreement and the other Operative Agreements to which they are party; and (iii) the Investor to enter into the Participation Agreement and the other Operative Agreements to which it is a party, the Pledgor agrees, for the benefit of the Lessor, the Agent, for the ratable benefit of the Lenders, and the Investor and their respective successors and assigns (individually a "Beneficiary", collectively, the "Beneficiaries") to enter into the Guarantee
 ----------                       -------------
and additionally agrees as follows:

         1.    Defined Terms.  (a) Capitalized terms not otherwise defined
               -------------
herein shall have the meanings set forth on Annex A to the Participation Agreement dated as of the date hereof among the Lessee, eBay Realty Trust (the "Lessor"), the Investor, the Agent, and the Lenders.
 ------

          (b) As used herein, the following terms shall have the following meanings:

     "Agreement":  this Cash Collateral Agreement, as the same may be amended,
      ---------
modified or otherwise supplemented from time to time.

     "Cash Collateral":  the collective reference to:
      ---------------

     (1) all cash, instruments, securities, other financial assets and funds deposited from time to time in the Cash Collateral Account, including, without limitation, all cash or other money proceeds of any collateral subject to a security interest for the benefit of the Agent under any Security Document;

     (2) all investments of funds in the Cash Collateral Account and all instruments, securities and other financial assets evidencing such investments; and

     (3) all interest, dividends, cash, instruments, securities and other financial assets and other property received in respect of, or as proceeds of, or in substitution or exchange for, any of the foregoing; and

     (4)  any security entitlement to any of the foregoing.

     "Cash Collateral Account":  account no. 323143598 and JSD1159477
      -----------------------
established at the office of the Securities Intermediary at 270 Park Avenue, New York, New York 10017, 37th Floor, Attention: Edmond DeForest, for the Agent as entitlement holder thereto designated "eBay Cash Collateral Account of the Chase Manhattan Bank as Agent for certain Lenders and Investor pursuant to that certain Cash Collateral Agreement dated March 1, 2000 between eBay Inc. and the Chase Manhattan Bank."

     "Collateral":  the collective reference to the Cash Collateral and the Cash
      ----------
Collateral Account.

     "Permitted Investments" means:
      ---------------------

     (1) investments in certificates of deposit and time deposits maturing within 5 years from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, the domestic office of the Agent; or

     (2) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States) and marked to market on a daily basis, in each case maturing within one year.

     "Secured Obligations":  the collective reference to the Guaranteed
      -------------------
Obligations and all obligations and liabilities of the Pledgor which may arise under or in connection with this Agreement or any other Operative Agreement to which the Pledgor is a party, whether on account of reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent or to the Beneficiaries that are required to be paid by the Pledgor pursuant to the terms of this Agreement or any other Operative Agreement to which the Pledgor is a party).

          (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          2.   Grant of Security Interest.  As collateral security for the
               --------------------------
prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, the Pledgor hereby grants to the Agent, for the ratable benefit of the Beneficiaries, a security interest in the Collateral.

          3.  Maintenance of Cash Collateral Account.   (a)  The Cash Collateral
              --------------------------------------
Account shall be maintained until the Secured Obligations have been paid and performed in full or the Guarantee has been released in accordance with its terms.

          (b) The Collateral shall be subject to the exclusive dominion and control of the Agent, which shall hold the Cash Collateral and administer the Cash Collateral Account subject to the terms and conditions of this Agreement. The Pledgor shall have no right of withdrawal from the Cash Collateral Account nor any other right or power with respect to the Collateral, except as expressly provided herein.

          (c) The Cash Collateral Account shall be a "securities account" as such term is defined in Section 8-501(a) of the UCC. The Securities Intermediary shall treat the Agent as entitled to exercise the rights that comprise any financial asset credited to the Cash Collateral Account. All securities or other property underlying any financial assets credited to the Cash Collateral Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Cash Collateral Account be registered in the name of the Pledgor, payable to the order of the Pledgor or specially indorsed to the Pledgor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank.

          (d) The Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Securities Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

          4.   Deposit of Funds.  Simultaneously with the execution and
               ----------------
delivery of this Agreement, the Pledgor shall deposit in the Cash Collateral Account immediately available funds in the amount equal to $126,390,000, or more if required pursuant to Section 7(a) of this Agreement. Pledgor shall redeposit such amount or any other amount equal to $126,390,000, or more if required pursuant to Section 7(a) of this Agreement, in the Cash Collateral Account within one Business Day if Pledgor obtained a release of the Cash Collateral pursuant to Section 8(b) and fails to maintain an investment grade rating equal to or exceeding BBB- from S&P or Baa3 from Moody's.

          5.   Representations and Warranties.  The Pledgor represents and
               ------------------------------
warrants to the Agent that:

          (a) The Pledgor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to, this Agreement.

          (b) This Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms and creates in favor of the Agent a perfected, first priority security interest in the Collateral, enforceable in accordance with its terms, except in each case as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (c) The execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any Requirement of Law or Contractual Obligation of the Pledgor, except as contemplated hereby.

          (d) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Pledgor), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

          (e) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

          6.   Covenants.  The Pledgor covenants and agrees with the Agent that:
               ---------

          (a) The Pledgor will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interest created by this Agreement.

          (b) The Pledgor will maintain the security interest created by this Agreement as a first, perfected security interest and defend the right, title and interest of the Agent and the Beneficiaries in and to the Collateral against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, of financing statements under the UCC.

          7.   Investment of Cash Collateral.  (a)  Subject to the provisions of
               -----------------------------
paragraph, collected funds on deposit in the Cash Collateral Account shall be invested by the Securities Intermediary from time to time in Permitted Investments; provided, however, that so long as no Default shall have occurred
             --------  -------
and be continuing, the Securities Intermediary shall make such investments at the direction of the Pledgor. If the Pledgor directs the Securities Intermediary to invest all or a portion of the funds on deposit in the Cash Collateral Account in obligations permitted under clause (2) of the definition of Permitted Investments, then the sum of all Permitted Investments made under clause (1) of such definition and the marked to market value (on a daily basis) of the Permitted Investments made under clause (2) must exceed the sum of the Permitted Investments made under clause (1) of such definition and the product of 1.01 and the number obtained by subtracting the sum of Permitted Investments made under clause (1) of such definition from $126,390,000. The Pledgor shall have one Business Day to cure any failure to comply with the terms of the foregoing sentence. All investments shall be made in the name of the Agent or a nominee of the Agent and in a manner, determined by the Agent in its sole discretion, that preserves the Agent's perfected, first priority security interest on behalf of the Lenders and Investor in such investments.

          (b) The Securities Intermediary shall have no obligation to invest collected funds during the first night after their collection.

          (c) The Securities Intermediary shall have no responsibility to the Pledgor for any loss or liability arising in respect of such investments of the Cash Collateral (including, without limitation, as a result of the liquidation of any portion thereof before maturity), except to the extent that such loss or liability arises from the Securities Intermediary's gross negligence or willful misconduct. Any Permitted Investment made under clause (1) of the definition of Permitted Investments shall be a general deposit in the Agent. Any Permitted Investment made under clause (2) of such definition shall be for the risk and account of the Pledgor, subject to the provisions of this Agreement.

          (d) The Pledgor will pay or reimburse the Securities Intermediary for any and all costs, expenses and liabilities of the Securities Intermediary incurred in connection with this Agreement, the maintenance and operation of the Cash Collateral Account and the investment of the Cash Collateral, including, without limitation, any investment, brokerage or placement commissions and fees incurred by the Securities Intermediary in connection with the investment or reinvestment of Cash Collateral, and any investment charges or other fees of Chase in connection with maintenance of the Cash Collateral Account.

          8.   Release of Cash Collateral.  (a)  Within ten (10) Business Days
               --------------------------
after the end of each calendar quarter, the Securities Intermediary shall release to the Pledgor Cash Collateral in an amount equal to interest collected and credited to the Cash Collateral Account in respect of such period.

          (b) The Securities Intermediary shall release all Cash Collateral to the Pledgor upon satisfaction of each and all of the following conditions:

          i. Pledgor obtains an investment grade rating equal to or exceeding BBB- from S&P and Baa3 from Moody's; and

          ii. Pledgor thereafter requests Securities Intermediary and Agent in writing to release of all Cash Collateral;

          iii. both (i) the Agent and (ii) Lenders and Investors holding 66 2/3% or more of the combined Loans and the Investor Contribution approve such request;

          iv. Pledgor shall be in compliance with all requirements of Section 14 of the Lease (including earthquake insurance); and

          v. Pledgor thereafter opts to release all Cash Collateral if the investment grade rating of Pledgor has not changed since such request was approved in the foregoing clause (iii).

          (c) Notwithstanding any other provision of this paragraph, the Agent shall have no obligation to release Cash Collateral unless each of the following conditions is satisfied at the time of such release:

          (i) No Lease Default or Lease Event of Default shall have occurred and be continuing or shall result from the release of the Cash Collateral; and

          (ii) such release shall not require termination of any investment prior to its maturity.

          9.   Remedies.   (a)  Upon the occurrence of a Lease Event of Default,
               --------
the Agent may, without notice of any kind, except for notices required by law which may not be waived, apply the Collateral, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Beneficiaries hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Agent, to the payment in whole or in part of the Secured Obligations, in such order as is specified in Section 8.2 of the Credit Agreement, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the UCC, need the Agent account for the surplus, if any, to the Pledgor. In addition to the rights, powers and remedies granted to it under this Agreement and in any other agreement securing, evidencing or relating to the Secured Obligations, the Agent shall have all the rights, powers and remedies available at law, including, without limitation, the rights and remedies of a secured party under the UCC. To the extent permitted by law, the Pledgor waives presentment, demand, protest and all notices of any kind and all claims, damages and demands it may acquire against the Agent or any Beneficiary arising out of the exercise by them of any rights hereunder.

          (b) The Pledgor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the UCC. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Agent or any Beneficiary to collect such deficiency.

          10.  Agent's Appointment as Attorney-in-Fact.    (a)  The Pledgor
               ---------------------------------------
hereby irrevocably constitutes and appoints the Agent and any officer or agent of the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Agent's own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

          (b) The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph . All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          11.  Duty of the Securities Intermediary and the Agent.  The
               -------------------------------------------------
Securities Intermediary's and the Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the UCC or otherwise, shall be to comply with the specific duties and responsibilities set forth herein. The powers conferred on the Agent in this Agreement are solely for the protection of the Agent's and the Beneficiaries' interests in the Collateral and shall not impose any duty upon the Agent or any Beneficiary to exercise any such powers. Neither the Agent nor any Beneficiary nor its or their directors, officers, employees or agents shall be liable for any action lawfully taken or omitted to be taken by any of them under or in connection with the Collateral or this Agreement, except for its or their gross negligence or willful misconduct.

          12.  Execution of Financing Statements.  Pursuant to Section 9-402 of
               ---------------------------------
the UCC, the Pledgor authorizes the Agent to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

          13.  Authority of Agent.  The Pledgor acknowledges that the rights and
               ------------------
responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Beneficiaries, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Pledgor, the Agent shall be conclusively presumed to be acting as agent for the Beneficiaries with full and valid authority so to act or refrain from acting, and the Pledgor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

          14.  Notices.  All notices, requests and demands to or upon the
               -------
respective parties hereto to be effective shall be given pursuant to the provisions of Section 13.3 of the Participation Agreement.

          15.  Severability.  Any provision of this Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          16.  Amendments in Writing; No Waiver; Cumulative Remedies.    (a)
               -----------------------------------------------------
None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor, the Agent and the Securities Intermediary, provided that any
                                                        --------
provision of this Agreement may be waived by the Agent and the Beneficiaries in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent.

          (b) Neither the Agent nor any Beneficiary shall by any act (except by a written instrument pursuant to paragraph hereof) of delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Beneficiary, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Beneficiary of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Beneficiary would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          17.  Section Headings.  The section headings used in this Agreement
               ----------------
are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          18.  Successors and Assigns.  This Agreement shall be binding upon the
               ----------------------
successors and assigns of the Pledgor and shall inure to the benefit of the Agent and the Beneficiaries and their successors and assigns.

          19.  Governing Law.  This Agreement shall be governed by, and
               -------------
construed and interpreted in accordance with, the law of the State of New York. For purposes of the UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction (and there shall be no contrary agreement of the Securities Intermediary with the Agent or the Pledgor governing the Cash Collateral Account and providing for any other such jurisdiction, in either case without the consent of the Required Lenders) and the Cash Collateral Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.

          IN WITNESS WHEREOF, the Pledgor, the Agent and the Securities Intermediary have caused this Cash Collateral Agreement to be duly executed and delivered as of the date first above written.


                                       eBAY INC.

                                       By:  ___________________________________
                                            Name:
                                            Title:


                                       THE CHASE MANHATTAN BANK, as the Agent

                                       By:  ___________________________________
                                            Name:
                                            Title:


                                       THE CHASE MANHATTAN BANK, as the
                                       Securities Intermediary

                                       By:  ___________________________________
                                            Name:
                                            Title: